                             ASSIGNMENT AND ASSUMPTION AGREEMENT

               ASSIGNMENT  AND  ASSUMPTION   AGREEMENT,   dated  January  30,  2007,   between
Residential  Funding Company,  a Delaware limited liability  company ("RFC"),  and Residential
Accredit Loans, Inc., a Delaware corporation (the "Company").

                                           Recitals

               A.     RFC  has  entered  into  contracts  ("Seller  Contracts")  with  various seller/servicers, pursuant to which such seller/servicers sell to RFC mortgage loans.

               B.     The Company  wishes to  purchase  from RFC  certain  Mortgage  Loans (as hereinafter defined) sold to RFC pursuant to the Seller Contracts.

               C.     The Company,  RFC, as master  servicer,  and Deutsche Bank Trust Company
Americas,  as trustee (the  "Trustee"),  are entering  into a Series  Supplement,  dated as of
January 1, 2007 (the "Series  Supplement"),  and the Standard  Terms of Pooling and  Servicing
Agreement,   dated  as  of  December  1,  2006  (collectively,   the  "Pooling  and  Servicing
Agreement"),   pursuant  to  which  the  Company  proposes  to  issue  Mortgage   Asset-Backed
Pass-Through  Certificates,  Series  2007-QS1  (the  "Certificates")  consisting of twenty-six classes  designated as Class I-A-1,  Class I-A-2, Class I-A-3, Class I-A-4, Class I-A-5, Class
I-A-6, Class II-A-1,  Class II-A-2,  Class II-A-3,  Class II-A-4,  Class II-A-5, Class II-A-6,
Class II-A-7, Class II-A-8, Class II-A-9, Class II-A-10,  Class II-A-11,  Class II-A-12, Class
II-A-13,  Class I-A-P,  Class I-A-V,  Class II-A-P,  Class II-A-V,  Class R-I,  Class R-II and
Class R-III  Certificates;  and twelve  classes  designated  as Class  I-M-1,  Class I-M-2 and
Class I-M-3 (collectively,  the "Class I-M Certificates"),  and Class II-M-1, Class II-M-2 and
Class II-M-3  (collectively,  the "Class II-M  Certificates"),  and Class I-B-1,  Class I-B-2,
Class  I-B-3,  Class  II-B-1,  Class  II-B-2  and Class  II-B-3  (collectively,  the  "Class B
Certificates")  representing  beneficial  ownership  interests  in  a  trust  fund  consisting primarily  of a pool of mortgage  loans  identified  in Exhibit  One to the Series  Supplement
(the "Mortgage Loans").
               D.     In connection with the purchase of the Mortgage Loans,  the Company will
assign  to  RFC  the  Class  I-A-P  Certificates,   Class  I-A-V  Certificates,  Class  II-A-P
Certificates,  Class II-A-V  Certificates  and a de minimis  portion of each of the Class R-I,
Class R-II and Class R-III Certificates.
               E.     In connection  with the purchase of the Mortgage  Loans and the issuance of the  Certificates,  RFC  wishes  to make  certain  representations  and  warranties  to the
Company.

               F.     The Company and RFC intend that the  conveyance by RFC to the Company of all its right,  title and interest in and to the  Mortgage  Loans  pursuant to this  Agreement shall constitute a purchase and sale and not a loan.

               NOW THEREFORE,  in consideration of the recitals and the mutual promises herein and other good and valuable consideration, the parties agree as follows:

               1.     All  capitalized  terms  used  but not  defined  herein  shall  have the meanings assigned thereto in the Pooling and Servicing Agreement.

               2.  Concurrently  with the execution and delivery hereof,  RFC hereby assigns to the Company without recourse all of its right, title and interest in and to the Mortgage Loans, including  all  interest and  principal,  and with respect to the Sharia  Mortgage  Loans,  all amounts in respect of profit payments and acquisition payments,  received on or with respect to the Mortgage  Loans after January 1, 2007 (other than  payments of principal and interest,  and with  respect to the Sharia  Mortgage  Loans,  all  amounts in respect of profit  payments  and acquisition payments due on the Mortgage Loans on or before January 31, 2007). In consideration of such assignment,  RFC or its designee will receive from the Company in immediately available funds an amount  equal to  $1,220,004,796.14,  the Class I-A-P,  Class I-A-V,  Class II-A-P and
Class II-A-V  Certificates  and a de minimis  portion of each of the Class R-I,  Class R-II and
Class R-III  Certificates.  In connection with such assignment and at the Company's  direction,
RFC has in respect of each  Mortgage  Loan  endorsed the related  Mortgage Note (other than any
Destroyed Mortgage Note) to the order of the Trustee and delivered an assignment of mortgage in recordable form to the Trustee or its agent.

               RFC and the Company  agree that the sale of each Pledged Asset Loan pursuant to this  Agreement  will  also  constitute  the  assignment,  sale,  setting-over,  transfer  and conveyance to the Company,  without recourse (but subject to RFC's covenants,  representations and warranties  specifically  provided  herein),  of all of RFC's obligations and all of RFC's right,  title and  interest in, to and under,  whether now  existing or hereafter  acquired as owner of such  Pledged  Asset Loan with  respect to any and all  money,  securities,  security entitlements,  accounts,  general intangibles,  payment intangibles,  instruments,  documents, deposit  accounts,  certificates  of  deposit,  commodities  contracts,  and other  investment property and other  property of whatever kind or  description  consisting  of, arising from or related,  (i) the Credit Support Pledge Agreement,  the Funding and Pledge Agreement among the
Mortgagor  or other Person  pledging the related  Pledged  Assets (the  "Customer"),  Combined
Collateral LLC and National  Financial  Services  Corporation,  and the Additional  Collateral
Agreement  between  GMAC  Mortgage,  LLC  and  the  Customer   (collectively,   the  "Assigned
Contracts"),  (ii) all rights,  powers and remedies of RFC as owner of such Pledged Asset Loan under or in connection  with the Assigned  Contracts,  whether arising under the terms of such
Assigned  Contracts,  by statute, at law or in equity, or otherwise arising out of any default by the Mortgagor under or in connection with the Assigned  Contracts,  including all rights to exercise  any  election  or  option or to make any  decision  or  determination  or to give or receive any notice,  consent,  approval or waiver  thereunder,  (iii) the Pledged  Amounts and
all  money,  securities,  security  entitlements,   accounts,  general  intangibles,   payment
intangibles,  instruments,  documents, deposit accounts,  certificates of deposit, commodities contracts,  and other  investment  property and other property of whatever kind or description and all cash and non-cash proceeds of the sale,  exchange,  or redemption of, and all stock or
conversion  rights,  rights  to  subscribe,   liquidation  dividends  or  preferences,   stock
dividends, rights to interest,  dividends,  earnings, income, rents, issues, profits, interest payments or other  distributions  of cash or other property that secures a Pledged Asset Loan,
(iv) all  documents,  books and records  concerning  the  foregoing  (including  all  computer programs,  tapes,  disks  and  related  items  containing  any such  information)  and (v) all insurance proceeds (including  proceeds from the Federal Deposit Insurance  Corporation or the
Securities  Investor  Protection  Corporation  or any other  insurance  company) of any of the foregoing or  replacements  thereof or  substitutions  therefor,  proceeds of proceeds and the
conversion,   voluntary  or  involuntary,  of  any  thereof.  The  foregoing  transfer,  sale, assignment and  conveyance  does not constitute and is not intended to result in the creation, or an assumption by the Company,  of any  obligation of RFC, or any other Person in connection with the Pledged Assets or under any agreement or instrument  relating thereto,  including any obligation to the Mortgagor, other than as owner of the Pledged Asset Loan.

               The  Company and RFC intend  that the  conveyance  by RFC to the Company of all its right,  title and interest in and to the Mortgage  Loans  pursuant to this Section 2 shall be,  and be  construed  as,  a sale  of  the  Mortgage  Loans  by RFC to the  Company.  It is,
further,  not intended that such  conveyance be deemed to be a pledge of the Mortgage Loans by
RFC to the  Company  to  secure  a debt or  other  obligation  of RFC.  Nonetheless,  (a) this
Agreement  is  intended  to be and  hereby is a  security  agreement  within  the  meaning  of
Articles 8 and 9 of the Minnesota Uniform  Commercial Code and the Uniform  Commercial Code of
any other applicable  jurisdiction;  (b) the conveyance  provided for in this Section shall be deemed to be, and hereby is, a grant by RFC to the  Company of a security  interest  in all of
RFC's right, title and interest,  whether now owned or hereafter  acquired,  in and to any and
all  general  intangibles,   payment  intangibles,   accounts,   chattel  paper,  instruments,
documents,  money,  deposit  accounts,  certificates  of  deposit,  goods,  letters of credit, advices of credit and  investment  property  consisting of, arising from or relating to any of the following:  (A) the Mortgage Loans,  including  (i) with respect to each Cooperative Loan, the related Mortgage Note,  Security Agreement,  Assignment of Proprietary Lease,  Cooperative
Stock  Certificate,  Cooperative  Lease, any insurance policies and all other documents in the related  Mortgage File and (ii) with  respect to each Sharia Mortgage Loan, the related Sharia
Mortgage Loan Security  Instrument,  Sharia  Mortgage  Loan  Co-Ownership,  Obligation to Pay,
Assignment  Agreement and  Amendment of Security  Instrument,  any insurance  policies and all other  documents in the related  Mortgage  File and (iii) with respect to each  Mortgage  Loan other than a Cooperative  Loan or a Sharia  Mortgage  Loan,  the related  Mortgage  Note,  the
Mortgage,  any  insurance  policies  and all other  documents  in the related  Mortgage  File,
(B) all  monies due or to become due pursuant to the  Mortgage  Loans in  accordance  with the terms  thereof and (C) all  proceeds  of the  conversion,  voluntary  or  involuntary,  of the foregoing into cash, instruments,  securities or other property,  including without limitation all amounts  from time to time held or invested in the  Certificate  Account or the  Custodial
Account,  whether in the form of cash,  instruments,  securities  or other  property;  (c) the possession by the Trustee,  the Custodian or any other agent of the Trustee of Mortgage  Notes or such other  items of  property  as  constitute  instruments,  money,  payment  intangibles, negotiable  documents,  goods,  deposit  accounts,  letters  of  credit,  advices  of  credit, investment  property  or  chattel  paper  shall be deemed  to be  "possession  by the  secured party," or  possession  by a purchaser  or a person  designated  by such  secured  party,  for purposes of perfecting  the security  interest  pursuant to the Minnesota  Uniform  Commercial
Code  and  the  Uniform  Commercial  Code of any  other  applicable  jurisdiction  (including, without  limitation,  Sections  8-106,  9-313 and 9-106  thereof);  and  (d) notifications  to persons holding such property,  and  acknowledgments,  receipts or confirmations  from persons holding such  property,  shall be deemed  notifications  to, or  acknowledgments,  receipts or confirmations from, securities  intermediaries,  bailees or agents of, or persons holding for,
(as  applicable)  the Trustee for the  purpose of  perfecting  such  security  interest  under applicable  law.  RFC  shall,  to  the  extent  consistent  with  this  Agreement,  take  such reasonable  actions as may be necessary to ensure that, if this Agreement  were  determined to create a security  interest in the  Mortgage  Loans and the other  property  described  above, such  security  interest  would be  determined  to be a perfected  security  interest of first priority  under  applicable  law and will be  maintained as such  throughout  the term of this
Agreement.  Without  limiting the generality of the  foregoing,  RFC shall prepare and deliver to the Company  not less than 15 days prior to any filing  date,  and the Company  shall file, or shall cause to be filed,  at the  expense of RFC,  all filings  necessary  to maintain  the effectiveness  of any  original  filings  necessary  under the Uniform  Commercial  Code as in effect in any  jurisdiction  to perfect  the  Company's  security  interest  in or lien on the
Mortgage Loans, including without limitation  (x) continuation  statements, and (y) such other statements  as may be  occasioned  by (1) any  change of name of RFC or the  Company,  (2) any change of  location  of the  state of  formation,  place of  business  or the chief  executive office of RFC, or (3) any transfer of any interest of RFC in any Mortgage Loan.

               Notwithstanding  the  foregoing,  (i) the  Master  Servicer  shall  retain  all servicing rights  (including,  without  limitation,  primary  servicing and master  servicing)
relating to or arising out of the Mortgage  Loans,  and all rights to receive  servicing fees, servicing  income and other payments made as  compensation  for such  servicing  granted to it under the Pooling and  Servicing  Agreement  pursuant  to the terms and  conditions  set forth therein  (collectively,  the  "Servicing  Rights")  and  (ii)  the  Servicing  Rights  are not
included  in  the  collateral  in  which  RFC  grants  a  security  interest  pursuant  to the immediately preceding paragraph.

               3.     Concurrently with the execution and delivery hereof,  the Company hereby assigns to RFC  without  recourse  all of its right,  title and  interest  in and to the Class
I-A-P Certificates,  the Class I-A-V  Certificates,  Class II-A-P  Certificates,  Class II-A-V
Certificates  and a de minimis  portion of each of the Class R-I,  Class R-II and Class  R-III
Certificates  as part of the  consideration  payable to RFC by the  Company  pursuant  to this
Agreement.

               4.     RFC  represents  and  warrants  to  the  Company  that  on the  date  of execution hereof (or, if otherwise specified below, as of the date so specified):

                      (a)    The   information   set  forth  in  Exhibit  One  to  the  Series
        Supplement  with respect to each Mortgage Loan or the Mortgage  Loans, as the case may be, is true and  correct in all  material  respects,  at the date or dates  respecting which such information is furnished;

                      (b)    Each  Mortgage  Loan is  required  to be  covered  by a  standard hazard insurance  policy.  Except in the case of  approximately  0.1% of the principal balance  of the  Group I  Loans,  each  Group I Loan  with a  Loan-to-Value  Ratio  at origination in excess of 80% will be insured by a Primary  Insurance  Policy  covering at least  35% of the  principal  balance  of the  Group I Loan at  origination  if the
        Loan-to-Value  Ratio is between  100.00%  and  95.01%,  at least 30% of the  principal balance  of the Group I Loan at  origination  if the  Loan-to-Value  Ratio is  between
        95.00% and 90.01%, at least 25% of the balance if the  Loan-to-Value  Ratio is between
        90.00%  and  85.01%  and at least 12% of the  balance  if the  Loan-to-Value  Ratio is between 85.00% and 80.01%.  Except in the case of approximately  0.1% of the aggregate principal  balance  of the Group II  Loans,  each  Group II Loan with a  Loan-to-Value
        Ratio at  origination in excess of 80% will be insured by a Primary  Insurance  Policy covering at least 35% of the principal  balance of the Group II Loan at origination if the  Loan-to-Value  Ratio is between 100.00% and 95.01%, at least 30% of the principal balance  of the Group II Loan at  origination  if the  Loan-to-Value  Ratio is between
        95.00% and 90.01%, at least 25% of the balance if the  Loan-to-Value  Ratio is between
        90.00%  and  85.01%  and at least 12% of the  balance  if the  Loan-to-Value  Ratio is between 85.00% and 80.01%. To the best of the Company's  knowledge,  each such Primary
        Insurance  Policy is in full  force and  effect and the  Trustee  is  entitled  to the benefits thereunder;

                       (c)   Each Primary  Insurance  Policy insures the named insured and its successors  and  assigns,  and  the  issuer  of the  Primary  Insurance  Policy  is an insurance company whose  claims-paying  ability is currently  acceptable to the Rating
        Agencies;

                      (d)    Immediately  prior to the  assignment  of the  Mortgage  Loans to the  Company,  RFC had good title to, and was the sole owner of,  each  Mortgage  Loan free and clear of any  pledge,  lien,  encumbrance  or security  interest  (other than rights to servicing and related  compensation  and,  with respect to certain  Mortgage
        Loans,  the monthly payment due on the first Due Date following the Cut-off Date), and no action has been taken or failed to be taken by RFC that would materially  adversely affect the  enforceability of any Mortgage Loan or the interests therein of any holder of the Certificates;

                      (e)    No  Mortgage  Loan was 30 or more days  delinquent  in payment of principal  and  interest  as of the  Cut-off  Date  and no  Mortgage  Loan has been so delinquent more than once in the 12-month period prior to the Cut-off Date;

                      (f)    Subject to clause (e) above as respects  delinquencies,  there is no default,  breach,  violation or event of  acceleration  existing under any Mortgage
        Note or Mortgage and no event which,  with notice and  expiration of any grace or cure period, would constitute a default,  breach,  violation or event of acceleration,  and no such default,  breach,  violation or event of  acceleration  has been waived by the
        Seller or by any other entity involved in originating or servicing a Mortgage Loan;

                      (g)    There  is no  delinquent  tax  or  assessment  lien  against  any
        Mortgaged Property;

                      (h)    No  Mortgagor  has any right of offset,  defense or  counterclaim as to the  related  Mortgage  Note or  Mortgage  except as may be  provided  under the
        Servicemembers  Civil Relief Act,  formerly  known as the Soldiers' and Sailors' Civil
        Relief Act of 1940, as amended,  and except with respect to any buydown  agreement for a Buydown Mortgage Loan;

                      (i)    There  are no  mechanics'  liens or  claims  for  work,  labor or material  affecting  any  Mortgaged  Property  which are or may be a lien prior to, or equal with,  the lien of the related  Mortgage,  except such liens that are insured or indemnified against by a title insurance policy described under clause (aa) below;

                      (j)    Each  Mortgaged  Property  is free of damage  and in good  repair and no notice of  condemnation  has been given with  respect  thereto and RFC knows of nothing  involving  any  Mortgaged  Property  that could  reasonably  be  expected  to materially adversely affect the value or marketability of any Mortgaged Property;

                      (k)    Each  Mortgage  Loan at the  time  it was  made  complied  in all material respects with applicable local, state, and federal laws,  including,  but not limited to, all applicable anti-predatory lending laws;

                      (l)    Each  Mortgage  contains  customary  and  enforceable  provisions which  render the rights and  remedies of the holder  adequate to realize the benefits of the  security  against  the  Mortgaged  Property,  including  (i) in the  case of a
        Mortgage that is a deed of trust, by trustee's sale, (ii) by summary  foreclosure,  if available under  applicable  law, and (iii) otherwise by foreclosure,  and there is no homestead or other  exemption  available to the Mortgagor  that would  interfere  with such right to sell at a trustee's sale or right to  foreclosure,  subject in each case to  applicable  federal  and  state  laws and  judicial  precedents  with  respect  to bankruptcy and right of redemption;

                      (m)    With  respect  to  each  Mortgage  that  is a deed  of  trust,  a trustee  duly  qualified  under  applicable  law to serve as such is  properly  named, designated and serving,  and except in connection  with a trustee's sale after default by a  Mortgagor,  no fees or expenses  are payable by the Seller or RFC to the trustee under any Mortgage that is a deed of trust;

                      (n)    The Mortgage Loans are  conventional,  fixed rate, first mortgage loans having terms to maturity of not more than 30 years from the date of  origination or modification  with monthly payments due, with respect to a majority of the Mortgage
        Loans,  on the first day of each month;

                      (o)    No  Mortgage  Loan  provides  for  deferred  interest or negative amortization;

                      (p)    If  any  of  the  Mortgage  Loans  are  secured  by  a  leasehold interest,  with respect to each leasehold  interest:  the use of leasehold estates for residential  properties  is an  accepted  practice  in  the  area  where  the  related
        Mortgaged  Property  is  located;  residential  property  in such area  consisting  of leasehold estates is readily marketable;  the lease is recorded and no party is in any way in breach of any  provision  of such  lease;  the  leasehold  is in full force and effect  and is not  subject to any prior lien or  encumbrance  by which the  leasehold could be  terminated or subject to any charge or penalty;  and the  remaining  term of the lease  does not  terminate  less than ten years  after the  maturity  date of such
        Mortgage Loan;

                      (q)    Each Assigned  Contract  relating to each Pledged Asset Loan is a valid, binding and legally enforceable obligation of the parties thereto,  enforceable in accordance with their terms,  except as limited by bankruptcy,  insolvency or other similar laws affecting generally the enforcement of creditor's rights;

                      (r)    The  Assignor  is the  holder  of all of  the  right,  title  and interest as owner of each Pledged Asset Loan in and to each of the Assigned  Contracts delivered and sold to the Company hereunder,  and the assignment hereof by RFC validly transfers such right,  title and interest to the Company free and clear of any pledge, lien, or security interest or other encumbrance of any Person;

                      (s)    The full  amount  of the  Pledged  Amount  with  respect  to such
        Pledged  Asset Loan has been  deposited  with the custodian  under the Credit  Support
        Pledge Agreement and is on deposit in the custodial  account held thereunder as of the date hereof;

                      (t)    RFC is a  member  of  MERS,  in good  standing,  and  current  in payment of all fees and  assessments  imposed by MERS, and has complied with all rules and  procedures of MERS in connection  with its  assignment to the Trustee as assignee of the  Depositor of the Mortgage  relating to each  Mortgage  Loan that is registered with MERS,  including,  among other things, that RFC shall have confirmed the transfer to the Trustee, as assignee of the Depositor, of the Mortgage on the MERS(R)System;

                      (u)    No   instrument  of  release  or  waiver  has  been  executed  in connection  with the Mortgage Loans,  and no Mortgagor has been released,  in whole or in part from its obligations in connection with a Mortgage Loan;

                      (v)    With  respect to each  Mortgage  Loan,  either  (i) the  Mortgage
        Loan is  assumable  pursuant to the terms of the Mortgage  Note,  or (ii) the Mortgage
        Loan contains a customary  provision for the acceleration of the payment of the unpaid principal balance of the Mortgage Loan in the event the related Mortgaged  Property is sold without the prior consent of the mortgagee thereunder;

                      (w)    The  proceeds  of the  Mortgage  Loan have been fully  disbursed, there is no requirement  for future advances  thereunder and any and all  requirements as to completion of any on-site or off-site  improvements  and as to  disbursements of any escrow funds therefor  (including  any escrow funds held to make Monthly  Payments pending  completion of such  improvements)  have been complied with.  All costs,  fees and expenses incurred in making, closing or recording the Mortgage Loans were paid;

                      (x)    Except  with  respect  to  approximately  2.85%  of the  Mortgage
        Loans,  the appraisal  was made by an appraiser  who meets the minimum  qualifications for appraisers as specified in the Program Guide;

                      (y)    To  the  best  of  RFC's  knowledge,   any  escrow   arrangements
        established  with respect to any Mortgage Loan are in compliance  with all  applicable local,  state and  federal  laws and are in  compliance  with the terms of the related
        Mortgage Note;

                      (z)    Each  Mortgage  Loan was  originated  (1) by a  savings  and loan association,  savings  bank,  commercial  bank,  credit  union,  insurance  company or similar  institution  that is supervised and examined by a federal or state authority,
        (2) by a mortgagee  approved by the  Secretary of HUD pursuant to Sections 203 and 211 of the National Housing Act, as amended,  or (3) by a mortgage broker or correspondent lender in a manner  such that the  Certificates  would  qualify as  "mortgage  related securities"  within the meaning of Section 3(a)(41) of the Securities  Exchange Act of
        1934, as amended;

                      (aa)   All  improvements   which  were  considered  in  determining  the
        Appraised  Value of the Mortgaged  Properties lie wholly within the boundaries and the building  restriction  lines  of the  Mortgaged  Properties,  or the  policy  of title insurance  affirmatively  insures  against loss or damage by reason of any  violation, variation,  encroachment  or adverse  circumstance  that either is  disclosed or would have been disclosed by an accurate survey;

                      (bb)   Each  Mortgage Note and Mortgage  constitutes a legal,  valid and binding  obligation  of the  borrower,  or the  consumer  in the  case  of the  Sharia
        Mortgage  Loans,  enforceable  in  accordance  with its  terms  except as  limited  by bankruptcy,  insolvency or other similar laws affecting  generally the  enforcement of creditor's rights;

                      (cc)   None of the  Mortgage  Loans are  subject  to the Home  Ownership and Equity Protection Act of 1994;

                      (dd)   None of the  Mortgage  Loans are  loans  that,  under  applicable state or local law in effect at the time of  origination of such loan, are referred to as (1) "high cost" or  "covered"  loans or (2) any other  similar  designation  if the law imposes  greater  restrictions  or  additional  legal  liability  for  residential mortgage loans with high interest rates, points and/or fees;

                      (ee)   None of the Mortgage  Loans secured by a property  located in the
        State of Georgia was originated on or after October 1, 2002 and before March 7, 2003;

                      (ff)   No  Mortgage  Loan  is a High  Cost  Loan  or  Covered  Loan,  as
        applicable  (as such terms are defined in the then current  Standard & Poor's  LEVELS(R)
        Glossary  which is now Version  5.7  Revised,  Appendix E (attached  hereto as Exhibit
        A));  provided  that no  representation  and warranty is made in this clause (ff) with respect to 0.06% of the Mortgage  Loans (by  outstanding  principal  balance as of the
        Cut-off  Date)  secured by  property  located in the State of West  Virginia  [proviso relating to the State of Kansas intentionally omitted];

                      (gg)   With   respect   to   each   Sharia   Mortgage   Loan,   mortgage
        pass-through  certificates or notes representing  interests in mortgage loans that are in all  material  respects  of the same  type as the  Mortgage  Loans,  and  which are structured  to  be  permissible  under  Islamic  law  utilizing  a  declining  balance co-ownership  structure,  have been,  for at least one year prior to the date  hereof,
        (a) held by investors other than employee  benefit plans,  and (b) rated at least BBB-
        or Baa3, as applicable, by a Rating Agency; and

                      (hh)   No fraud  or  misrepresentation  has  taken  place in  connection with the origination of any Mortgage Loan.

               RFC shall  provide  written  notice to GMAC  Mortgage,  LLC of the sale of each
Pledged  Asset Loan to the  Company  hereunder  and by the  Company to the  Trustee  under the
Pooling  and  Servicing  Agreement,  and shall  maintain  the  Schedule  of  Additional  Owner
Mortgage  Loans (as defined in the Credit Support  Pledge  Agreement),  showing the Trustee as the Additional  Owner of each such Pledged Asset Loan,  all in accordance  with Section 7.1 of the Credit Support Pledge Agreement.

               Upon  discovery  by RFC or upon  notice  from the  Company or the  Trustee of a breach of the foregoing  representations  and warranties in respect of any Mortgage Loan which materially and adversely  affects the interests of any holders of the  Certificates  or of the
Company in such  Mortgage  Loan or upon the  occurrence  of a  Repurchase  Event  (hereinafter defined),  notice of which  breach or  occurrence  shall be given to the Company by RFC, if it discovers  the same,  RFC shall,  within 90 days after the earlier of its discovery or receipt of notice thereof,  either cure such breach or Repurchase  Event in all material  respects or, either (i) purchase such  Mortgage  Loan from the Trustee or the Company,  as the case may be, at a price equal to the Purchase  Price for such Mortgage Loan or (ii)  substitute a Qualified
Substitute  Mortgage  Loan or Loans for such  Mortgage  Loan in the manner and  subject to the limitations  set forth in Section 2.04 of the Pooling and Servicing  Agreement.  If the breach of  representation  and warranty that gave rise to the  obligation to repurchase or substitute a Mortgage  Loan pursuant to this Section 4 was the  representation  and warranty set forth in clause  (k) or (hh) of this  Section  4, then RFC shall  pay to the Trust  Fund,  concurrently with and in addition to the remedies  provided in the preceding  sentence,  an amount equal to any liability,  penalty or expense that was actually  incurred and paid out of or on behalf of the Trust Fund,  and that directly  resulted from such breach,  or if incurred and paid by the
Trust Fund thereafter, concurrently with such payment.

               5.     With  respect  to each  Mortgage  Loan,  a first lien  repurchase  event
("Repurchase  Event") shall have  occurred if it is  discovered  that, as of the date thereof, the related  Mortgage  was not a valid first lien on the related  Mortgaged  Property  subject only to (i) the lien of real  property  taxes and  assessments  not yet due and payable,  (ii)
covenants,  conditions,  and  restrictions,  rights of way,  easements  and other  matters  of public  record  as of the  date of  recording  of such  Mortgage  and such  permissible  title exceptions  as are  listed  in the  Program  Guide  and  (iii)  other  matters  to which  like properties  are commonly  subject which do not  materially  adversely  affect the value,  use, enjoyment  or  marketability  of the  Mortgaged  Property.  In  addition,  with respect to any
Mortgage  Loan as to which the Company  delivers to the Trustee or the  Custodian an affidavit certifying that the original  Mortgage Note has been lost or destroyed,  if such Mortgage Loan subsequently  is in  default  and  the  enforcement  thereof  or of the  related  Mortgage  is materially  adversely  affected by the absence of the  original  Mortgage  Note,  a Repurchase
Event shall be deemed to have  occurred and RFC will be obligated to  repurchase or substitute for such Mortgage Loan in the manner set forth in Section 4 above.

               6.     This  Agreement  shall inure to the  benefit of and be binding  upon the parties hereto and their  respective  successors  and assigns,  and no other person shall have any right or obligation hereunder.

               IN  WITNESS  WHEREOF,  the  parties  have  entered  into  this  Assignment  and
Assumption Agreement on the date first written above.

                                               RESIDENTIAL FUNDING COMPANY, LLC

                                               By: __________________________________
                                                   Name:  Joseph Orning
                                                   Title: Associate

                                               RESIDENTIAL ACCREDIT LOANS, INC.

                                               By:__________________________________
                                                   Name:  Christopher Martinez
                                                   Title: Vice President

                                          EXHIBIT A

                       APPENDIX E OF THE STANDARD & POOR'S GLOSSARY FOR
                         FILE FORMAT FOR LEVELS(R)VERSION 5.7 REVISED

                                                                 REVISED October 20, 2006

APPENDIX  E - STANDARD & POOR'S PREDATORY LENDING CATEGORIES

Standard & Poor's  has  categorized  loans  governed  by  anti-predatory  lending  laws in the
Jurisdictions  listed below into three  categories  based upon a  combination  of factors that include (a) the risk  exposure  associated  with the assignee  liability and (b) the tests and thresholds  set forth in those  laws.  Note that  certain  loans  classified  by the  relevant statute as Covered are  included in Standard & Poor's  High Cost Loan  Category  because  they included  thresholds and tests that are typical of what is generally  considered  High Cost by the industry.

STANDARD & POOR'S HIGH COST LOAN CATEGORIZATION

------------------------------------------------------------------------------------------------
                             ---------------------------------------- --------------------------
    State/Jurisdiction           Name of Anti-Predatory Lending            Category under
                                                                             Applicable
                                                                       Anti-Predatory Lending
                                       Law/Effective Date                        Law
---------------------------- ---------------------------------------- --------------------------
---------------------------- ---------------------------------------- --------------------------

---------------------------- ---------------------------------------- --------------------------
---------------------------- ---------------------------------------- --------------------------

Arkansas                     Arkansas Home Loan Protection Act,       High Cost Home Loan
                             Ark. Code Ann.ss.ss.23-53-101 et seq.

                             Effective July 16, 2003
---------------------------- ---------------------------------------- --------------------------
---------------------------- ---------------------------------------- --------------------------

Cleveland Heights, OH        Ordinance No. 72-2003 (PSH), Mun. Code   Covered Loan
                           ss.ss.757.01 et seq.

                             Effective June 2, 2003
---------------------------- ---------------------------------------- --------------------------
---------------------------- ---------------------------------------- --------------------------

Colorado                     Consumer Equity Protection, Colo.        Covered Loan
                             Stat. Ann.ss.ss.5-3.5-101 et seq.

                             Effective for covered loans offered or
                             entered into on or after January 1,
                             2003. Other provisions of the Act took
                             effect on June 7, 2002
---------------------------- ---------------------------------------- --------------------------
---------------------------- ---------------------------------------- --------------------------

Connecticut                  Connecticut Abusive Home Loan Lending    High Cost Home Loan
                             Practices Act, Conn. Gen. Stat.ss.ss.
                             36a-746 et seq.

                             Effective October 1, 2001
---------------------------- ---------------------------------------- --------------------------
---------------------------- ---------------------------------------- --------------------------

District of Columbia         Home Loan Protection Act, D.C. Codess.ss. Covered Loan
                             26-1151.01 et seq.

                             Effective for loans closed on or after
                             January 28, 2003
---------------------------- ---------------------------------------- --------------------------
---------------------------- ---------------------------------------- --------------------------

Florida                      Fair Lending Act, Fla. Stat. Ann.ss.ss.   High Cost Home Loan
                             494.0078 et seq.

                             Effective October 2, 2002
---------------------------- ---------------------------------------- --------------------------
---------------------------- ---------------------------------------- --------------------------

Georgia (Oct. 1, 2002 -      Georgia Fair Lending Act, Ga. Code       High Cost Home Loan
Mar. 6, 2003)                Ann.ss.ss.7-6A-1 et seq.

                             Effective October 1, 2002 - March 6,
                             2003
---------------------------- ---------------------------------------- --------------------------
---------------------------- ---------------------------------------- --------------------------

Georgia as amended (Mar.     Georgia Fair Lending Act, Ga. Code       High Cost Home Loan
7, 2003 - current)           Ann.ss.ss.7-6A-1 et seq.

                             Effective for loans closed on or after
                             March 7, 2003
---------------------------- ---------------------------------------- --------------------------
---------------------------- ---------------------------------------- --------------------------

HOEPA Section 32             Home Ownership and Equity Protection     High Cost Loan
                             Act of 1994, 15 U.S.C.ss.1639, 12
                             C.F.R.ss.ss.226.32 and 226.34

                             Effective October 1, 1995, amendments
                             October 1, 2002
---------------------------- ---------------------------------------- --------------------------
---------------------------- ---------------------------------------- --------------------------

Illinois                     High Risk Home Loan Act, Ill. Comp.      High Risk Home Loan
                             Stat. tit. 815,ss.ss.137/5 et seq.

                             Effective January 1, 2004 (prior to
                             this date, regulations under
                             Residential Mortgage License Act
                             effective from May 14, 2001)
---------------------------- ---------------------------------------- --------------------------
---------------------------- ---------------------------------------- --------------------------
                             Indiana Home Loan Practices Act, Ind.
Indiana                      Code Ann.ss.ss.24-9-1-1 et seq.            High Cost Home Loans

                             Effective January 1, 2005; amended by
                             2005 HB 1179, effective July 1, 2005
---------------------------- ---------------------------------------- --------------------------
---------------------------- ---------------------------------------- --------------------------

Kansas                       Consumer Credit Code, Kan. Stat. Ann.    High Loan to Value
                           ss.ss.16a-1-101 et seq.                     Consumer Loan (id.ss.
                                                                      16a-3-207) and;
                             Sections 16a-1-301 and 16a-3-207
                             became effective April 14, 1999;
                             Section 16a-3-308a became effective
                             July 1, 1999
---------------------------- ---------------------------------------- --------------------------
---------------------------- ---------------------------------------- --------------------------

                                                                      High APR Consumer Loan
                                                                      (id.ss.16a-3-308a)
---------------------------- ---------------------------------------- --------------------------
---------------------------- ---------------------------------------- --------------------------

Kentucky                     2003 KY H.B. 287 - High Cost Home Loan   High Cost Home Loan
                             Act, Ky. Rev. Stat.ss.ss.360.100 et seq.

                             Effective June 24, 2003
---------------------------- ---------------------------------------- --------------------------
---------------------------- ---------------------------------------- --------------------------

Maine                        Truth in Lending, Me. Rev. Stat. tit.    High Rate High Fee
                             9-A,ss.ss.8-101 et seq.                    Mortgage

                             Effective September 29, 1995 and as
                             amended from time to time
---------------------------- ---------------------------------------- --------------------------
---------------------------- ---------------------------------------- --------------------------

Massachusetts                Part 40 and Part 32, 209 C.M.R.ss.ss.     High Cost Home Loan
                             32.00 et seq. and 209 C.M.R.ss.ss.40.01
                             et seq.

                             Effective March 22, 2001 and amended
                             from time to time
---------------------------- ---------------------------------------- --------------------------
---------------------------- ---------------------------------------- --------------------------

Nevada                       Assembly Bill No. 284, Nev. Rev. Stat.   Home Loan
                           ss.ss.598D.010 et seq.

                             Effective October 1, 2003
---------------------------- ---------------------------------------- --------------------------
---------------------------- ---------------------------------------- --------------------------

New Jersey                   New Jersey Home Ownership Security Act   High Cost Home Loan
                             of 2002, N.J. Rev. Stat.ss.ss.46:10B-22
                             et seq.

                             Effective for loans closed on or after
                             November 27, 2003
---------------------------- ---------------------------------------- --------------------------
---------------------------- ---------------------------------------- --------------------------

New Mexico                   Home Loan Protection Act, N.M. Rev.      High Cost Home Loan
                             Stat.ss.ss.58-21A-1 et seq.

                             Effective as of January 1, 2004;
                             Revised as of February 26, 2004
---------------------------- ---------------------------------------- --------------------------
---------------------------- ---------------------------------------- --------------------------

New York                     N.Y. Banking Law Article 6-l             High Cost Home Loan

                             Effective for applications made on or
                             after April 1, 2003
---------------------------- ---------------------------------------- --------------------------
---------------------------- ---------------------------------------- --------------------------

North Carolina               Restrictions and Limitations on High     High Cost Home Loan
                             Cost Home Loans, N.C. Gen. Stat.ss.ss.
                             24-1.1E et seq.

                             Effective July 1, 2000; amended
                             October 1, 2003 (adding open-end lines
                             of credit)
---------------------------- ---------------------------------------- --------------------------
---------------------------- ---------------------------------------- --------------------------

Ohio                         H.B. 386 (codified in various sections   Covered Loan
                             of the Ohio Code), Ohio Rev. Code Ann.
                           ss.ss.1349.25 et seq.

                             Effective May 24, 2002
---------------------------- ---------------------------------------- --------------------------
---------------------------- ---------------------------------------- --------------------------

Rhode Island                 Rhode Island Home Loan Protection Act,   High Cost Home Loan
                             R.I. Gen. Lawsss.ss.34-25.2-1 et seq.
                             Effective December 31, 2006
---------------------------- ---------------------------------------- --------------------------
---------------------------- ---------------------------------------- --------------------------

Oklahoma                     Consumer Credit Code (codified in        Subsection 10 Mortgage
                             various sections of Title 14A)

                             Effective July 1, 2000; amended
                             effective January 1, 2004
---------------------------- ---------------------------------------- --------------------------
---------------------------- ---------------------------------------- --------------------------

South Carolina               South Carolina High Cost and Consumer    High Cost Home Loan
                             Home Loans Act, S.C. Code Ann.ss.ss.
                             37-23-10 et seq.

                             Effective for loans taken on or after
                             January 1, 2004
---------------------------- ---------------------------------------- --------------------------
---------------------------- ---------------------------------------- --------------------------

Tennessee                    Tennessee Home Loan Protection Act,      High Cost Home Loan
                             Tenn. Code Ann.ss.ss.45-20-101 et seq.
                             Effective January 1, 2007
---------------------------- ---------------------------------------- --------------------------
---------------------------- ---------------------------------------- --------------------------

West Virginia                West Virginia Residential Mortgage       West Virginia Mortgage
                             Lender, Broker and Servicer Act, W.      Loan Act Loan
                             Va. Code Ann.ss.ss.31-17-1 et seq.

                             Effective June 5, 2002
---------------------------- ---------------------------------------- --------------------------

STANDARD & POOR'S COVERED LOAN CATEGORIZATION

---------------------------- ---------------------------------------- --------------------------
    State/Jurisdiction           Name of Anti-Predatory Lending            Category under
                                                                             Applicable
                                                                       Anti-Predatory Lending
                                       Law/Effective Date                        Law
---------------------------- ---------------------------------------- --------------------------
---------------------------- ---------------------------------------- --------------------------

Georgia (Oct. 1, 2002 -      Georgia Fair Lending Act, Ga. Code       Covered Loan
Mar. 6, 2003)                Ann.ss.ss.7-6A-1 et seq.

                             Effective October 1, 2002 - March 6,
                             2003
---------------------------- ---------------------------------------- --------------------------
---------------------------- ---------------------------------------- --------------------------

New Jersey                   New Jersey Home Ownership Security Act   Covered Home Loan
                             of 2002, N.J. Rev. Stat.ss.ss.46:10B-22
                             et seq.

                             Effective November 27, 2003 - July 5,
                             2004
---------------------------- ---------------------------------------- --------------------------

STANDARD & POOR'S HOME LOAN CATEGORIZATION

------------------------------------------------------------------------------------------------
---------------------------- ---------------------------------------- --------------------------
    State/Jurisdiction           Name of Anti-Predatory Lending            Category under
                                                                             Applicable
                                                                       Anti-Predatory Lending
                                       Law/Effective Date                        Law
---------------------------- ---------------------------------------- --------------------------
---------------------------- ---------------------------------------- --------------------------

Georgia (Oct. 1, 2002 -      Georgia Fair Lending Act, Ga. Code       Home Loan
Mar. 6, 2003)                Ann.ss.ss.7-6A-1 et seq.

                             Effective October 1, 2002 - March 6,
                             2003
---------------------------- ---------------------------------------- --------------------------
---------------------------- ---------------------------------------- --------------------------

New Jersey                   New Jersey Home Ownership Security Act   Home Loan
                             of 2002, N.J. Rev. Stat.ss.ss.46:10B-22
                             et seq.

                             Effective for loans closed on or after
                             November 27, 2003
---------------------------- ---------------------------------------- --------------------------
---------------------------- ---------------------------------------- --------------------------

New Mexico                   Home Loan Protection Act, N.M. Rev.      Home Loan
                             Stat.ss.ss.58-21A-1 et seq.

                             Effective as of January 1, 2004;
                             Revised as of February 26, 2004
---------------------------- ---------------------------------------- --------------------------
---------------------------- ---------------------------------------- --------------------------

North Carolina               Restrictions and Limitations on High     Consumer Home Loan
                             Cost Home Loans, N.C. Gen. Stat.ss.ss.
                             24-1.1E et seq.

                             Effective July 1, 2000; amended
                             October 1, 2003 (adding open-end lines
                             of credit)
---------------------------- ---------------------------------------- --------------------------
---------------------------- ---------------------------------------- --------------------------

South Carolina               South Carolina High Cost and Consumer    Consumer Home Loan
                             Home Loans Act, S.C. Code Ann.ss.ss.
                             37-23-10 et seq.

                             Effective for loans taken on or after
                             January 1, 2004
---------------------------- ---------------------------------------- --------------------------